CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement
on Form N-1A of the GoodHaven Funds Trust and to the use of our report dated January 23, 2026 on the financial statements and financial highlights of the GoodHaven Fund, appearing in Form N-CSR for the year ended November 30, 2025, which are also incorporated by reference into the Registration Statement.
/s/ TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 25, 2026